UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: October 31, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE PLUS BOND FUND

FORM N-Q

OCTOBER 31, 2009

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited)	October 31, 2009

Face Amount	Security	Value
CORPORATE BONDS & NOTES - 34.5%
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.0%
$25,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$7,625

Automobiles - 0.1%
	Motors Liquidation Co., Senior Debentures:
563,000	8.250% due 7/15/23 (a)	85,858
31,000	8.375% due 7/15/33 (a)	4,805

	Total Automobiles	90,663

Diversified Consumer Services - 0.0%
	Service Corp. International, Senior Notes:
24,000	7.625% due 10/1/18	23,940
73,000	7.500% due 4/1/27	65,335

	Total Diversified Consumer Services	89,275

Hotels, Restaurants & Leisure - 0.1%
	MGM MIRAGE Inc.:
173,000	Notes, 6.750% due 9/1/12	148,780
38,000	Senior Notes, 7.625% due 1/15/17	28,975
	Station Casinos Inc.:
79,000	Senior Notes, 7.750% due 8/15/16 (a)(b)	19,552
35,000	Senior Subordinated Notes, 6.875% due 3/1/16 (a)(b)	1,575

	Total Hotels, Restaurants & Leisure	198,882

Household Durables - 0.0%
69,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (b)	68,828

Media - 2.1%
30,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)(b)	6,150
28,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (a)(b)	34,160
48,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (c)	45,600
69,000	Comcast Cable Communications LLC, Notes, 8.875% due 5/1/17	84,583
	Comcast Corp.:
	Notes:
539,000	6.500% due 1/15/15	597,257
55,000	5.875% due 2/15/18	58,161
20,000	Senior Notes, 6.500% due 1/15/17	21,847
	CSC Holdings Inc., Senior Notes:
14,000	6.750% due 4/15/12	14,630
40,000	8.625% due 2/15/19 (c)	42,900
	DISH DBS Corp., Senior Notes:
35,000	7.000% due 10/1/13	35,175
66,000	6.625% due 10/1/14	64,515
35,000	7.750% due 5/31/15	35,963
50,000	7.875% due 9/1/19	51,437
86,000	LIN Television Corp., Senior Subordinated Notes, 6.500% due 5/15/13	78,475
	News America Inc.:
864,000	Notes, 5.300% due 12/15/14	938,788
20,000	Senior Notes, 6.650% due 11/15/37	20,956
240,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	298,163
	Time Warner Cable Inc., Senior Notes:
560,000	8.750% due 2/14/19	691,859
230,000	8.250% due 4/1/19	277,141
150,000	6.750% due 6/15/39	159,393

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Media - 2.1% (continued)
$215,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	$241,122

	Total Media	3,798,275

	TOTAL CONSUMER DISCRETIONARY	4,253,548

CONSUMER STAPLES - 1.6%
Beverages - 0.8%
340,000	Anheuser-Busch InBev Worldwide Inc., Senior Notes, 5.375% due 1/15/20 (c)	346,322
620,000	Diageo Capital PLC, Notes, 7.375% due 1/15/14	722,844
300,000	PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	377,660

	Total Beverages	1,446,826

Food & Staples Retailing - 0.5%
510,000	CVS Caremark Corp., Senior Notes, 6.600% due 3/15/19	569,778
347,198	CVS Pass-Through Trust, Secured Notes, 6.943% due 1/10/30	358,357

	Total Food & Staples Retailing	928,135

Household Products - 0.1%
210,000	Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes, 7.750% due 10/15/16 (c)	211,050

Tobacco - 0.2%
130,000	Altria Group Inc., Senior Notes, 8.500% due 11/10/13	150,958
150,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	161,783

	Total Tobacco	312,741

	TOTAL CONSUMER STAPLES	2,898,752

ENERGY - 6.0%
Energy Equipment & Services - 0.3%
400,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	486,082
135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	128,588
3,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	3,449

	Total Energy Equipment & Services	618,119

Oil, Gas & Consumable Fuels - 5.7%
339,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	375,231
	Anadarko Petroleum Corp., Senior Notes:
190,000	8.700% due 3/15/19	232,994
94,000	6.450% due 9/15/36	98,120
290,000	Apache Corp., Notes, 6.000% due 9/15/13	323,216
570,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	629,654
20,000	Cenovus Energy Inc., Senior Notes, 6.750% due 11/15/39 (c)	21,924
	Chesapeake Energy Corp., Senior Notes:
17,000	6.375% due 6/15/15	16,277
31,000	6.625% due 1/15/16	29,954
14,000	6.250% due 1/15/18	12,880
135,000	7.250% due 12/15/18	131,287
	Compagnie Generale de Geophysique SA, Senior Notes:
24,000	7.500% due 5/15/15	23,940
100,000	7.750% due 5/15/17	99,500
480,000	ConocoPhillips, Notes, 6.500% due 2/1/39	539,119
175,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	202,426
	El Paso Corp.:
	Medium-Term Notes:
9,000	7.800% due 8/1/31	8,477
240,000	7.750% due 1/15/32	225,891
484,000	Senior Subordinated Notes, 7.000% due 6/15/17	486,594
270,000	Energy Transfer Partners LP, Senior Notes, 9.000% due 4/15/19	326,775
550,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14	664,129
28,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	28,000

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Oil, Gas & Consumable Fuels - 5.7% (continued)
	Hess Corp., Notes:
$560,000	8.125% due 2/15/19	$680,929
20,000	7.875% due 10/1/29	23,633
219,000	7.300% due 8/15/31	249,405
	Kerr-McGee Corp., Notes:
221,000	6.950% due 7/1/24	234,481
297,000	7.875% due 9/15/31	336,904
	Kinder Morgan Energy Partners LP:
450,000	Medium-Term Notes, 6.950% due 1/15/38	483,613
164,000	Notes, 6.750% due 3/15/11	174,702
	Senior Notes:
50,000	5.850% due 9/15/12	53,922
21,000	6.000% due 2/1/17	22,179
290,000	Noble Energy Inc., Senior Notes, 8.250% due 3/1/19	348,361
510,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	591,938
	OPTI Canada Inc., Senior Secured Notes:
94,000	7.875% due 12/15/14	73,790
58,000	8.250% due 12/15/14	45,820
21,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	21,315
359,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	351,161
	Petrobras International Finance Co., Senior Notes:
217,000	6.125% due 10/6/16	231,105
42,000	5.750% due 1/20/20	42,084
135,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16 (c)	145,125
54,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)(c)	3,510
260,000	Shell International Finance BV, Senior Notes, 6.375% due 12/15/38	302,896
48,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	54,194
14,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	14,017
	Williams Cos. Inc.:
100,000	Debentures, 7.500% due 1/15/31	103,653
	Notes:
180,000	7.875% due 9/1/21	196,798
315,000	8.750% due 3/15/32	366,441
180,000	Senior Notes, 7.750% due 6/15/31	188,497
	XTO Energy Inc., Senior Notes:
48,000	7.500% due 4/15/12	53,515
460,000	6.500% due 12/15/18	513,014
30,000	6.750% due 8/1/37	33,303

	Total Oil, Gas & Consumable Fuels	10,416,693

	TOTAL ENERGY	11,034,812

FINANCIALS - 14.3%
Capital Markets - 1.8%
270,000	Bear Stearns Cos. Inc., Senior Notes, 7.250% due 2/1/18	309,319
158,000	Credit Suisse Guernsey Ltd., Junior Subordinated Notes, 5.860% due 5/15/17 (d)(e)	131,140
20,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (d)(e)	14,975
	Goldman Sachs Group Inc.:
366,000	Notes, 4.500% due 6/15/10	374,151
	Senior Notes:
230,000	6.000% due 5/1/14	253,104
180,000	7.500% due 2/15/19	210,855
	Kaupthing Bank HF, Senior Notes:
120,000	5.750% due 10/4/11 (a)(b)(c)	27,600
1,020,000	7.625% due 2/28/15 (a)(b)(c)	234,600

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Capital Markets - 1.8% (continued)
$20,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(d)(e)	$2
190,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (a)(d)	19
1,070,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 6.750% due 12/28/17 (a)	107
	Morgan Stanley:
422,000	Medium-Term Notes, 0.734% due 10/18/16 (d)	380,871
1,410,000	Subordinated Notes, 4.750% due 4/1/14	1,415,626

	Total Capital Markets	3,352,369

Commercial Banks - 3.5%
10,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (d)(e)	7,025
350,000	Barclays Bank PLC, Senior Notes, 5.200% due 7/10/14	373,601
	Commonwealth Bank of Australia, Senior Notes:
230,000	3.750% due 10/15/14 (c)	232,546
100,000	5.000% due 10/15/19 (c)	100,644
500,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19 (c)(d)(e)	527,656
170,000	Dexia Credit Local, Notes, 2.375% due 9/23/11 (c)	174,306
	Glitnir Banki HF:
250,000	Notes, 6.330% due 7/28/11 (a)(b)(c)	59,375
373,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)(d)	224
1,200,000	HSBC Finance Capital Trust IX, Junior Subordinated Notes, 5.911% due 11/30/35 (d)	960,000
284,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (c)(d)	243,563
546,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (a)(b)(c)	28,665
250,000	Lloyds TSB Bank PLC, Senior Notes, 2.800% due 4/2/12 (c)	256,671
180,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19 (c)(d)(e)	226,546
214,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15 (c)(d)(e)	188,528
	Royal Bank of Scotland Group PLC:
100,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (d)(e)	49,057
420,000	Senior Notes, 6.400% due 10/21/19	429,072
20,000	Senior Subordinated Notes, 6.375% due 2/1/11	20,026
	Subordinated Notes:
110,000	5.000% due 11/12/13	98,854
230,000	5.000% due 10/1/14	209,424
130,000	5.050% due 1/8/15	114,517
122,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (c)	120,780
301,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (c)(d)(e)	177,791
138,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (d)	97,898
892,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	928,198
387,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	336,496
380,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (d)(e)	410,400

	Total Commercial Banks	6,371,863

Consumer Finance - 2.6%
283,000	Aiful Corp., Notes, 5.000% due 8/10/10 (c)	171,215
231,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (d)	204,435
	American Express Credit Corp.:
60,000	Medium-Term Notes, 5.875% due 5/2/13	64,443
710,000	Senior Notes, 5.125% due 8/25/14	748,784
100,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	69,692
410,000	Caterpillar Financial Services Corp., Senior Notes, 6.200% due 9/30/13	457,278

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Consumer Finance - 2.6% (continued)
	Ford Motor Credit Co.:
$100,000	Notes, 5.700% due 1/15/10	$100,052
520,000	Senior Notes, 12.000% due 5/15/15	586,208
	GMAC LLC:
390,000	Notes, 2.200% due 12/19/12	395,625
	Senior Notes:
19,000	7.250% due 3/2/11 (c)	18,857
1,011,000	6.625% due 5/15/12 (c)	962,977
122,000	7.500% due 12/31/13 (c)	114,070
46,000	8.000% due 11/1/31 (c)	39,790
96,000	Subordinated Notes, 8.000% due 12/31/18 (c)	79,680
	SLM Corp., Medium-Term Notes:
307,000	5.000% due 10/1/13	255,304
577,000	5.375% due 5/15/14	476,775
69,000	5.050% due 11/14/14	55,137
66,000	5.625% due 8/1/33	45,304

	Total Consumer Finance	4,845,626

Diversified Financial Services - 5.6%
180,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67 (c)(d)	72,900
250,000	Asian Development Bank, Notes, 2.750% due 5/21/14	253,272
970,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	950,746
130,000	Boeing Capital Corp., Senior Notes, 4.700% due 10/27/19	130,290
14,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (c)	11,550
	Citigroup Funding Inc.:
440,000	2.125% due 7/12/12	446,717
430,000	Notes, 2.250% due 12/10/12	436,979
	Citigroup Inc.:
	Notes:
530,000	6.500% due 8/19/13	568,611
480,000	6.875% due 3/5/38	500,877
	Senior Notes:
90,000	6.375% due 8/12/14	95,577
160,000	5.500% due 10/15/14	164,266
180,000	8.500% due 5/22/19	210,759
590,000	Subordinated Notes, 5.000% due 9/15/14	582,359
384,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (c)	394,504
	General Electric Capital Corp.:
	Senior Notes:
1,290,000	2.125% due 12/21/12	1,306,547
160,000	5.900% due 5/13/14	175,287
1,200,000	6.875% due 1/10/39	1,297,384
580,000	Subordinated Debentures, 6.375% due 11/15/67 (d)	503,906
110,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (c)(d)	52,800
	JPMorgan Chase & Co., Subordinated Notes:
947,000	6.625% due 3/15/12	1,033,534
249,000	6.125% due 6/27/17	268,484
500,000	Merna Reinsurance Ltd., Subordinated Notes, 2.033% due 7/7/10 (c)(d)	491,250
	TNK-BP Finance SA, Senior Notes:
204,000	7.500% due 7/18/16 (c)	206,550
100,000	6.625% due 3/20/17 (c)	95,880
21,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	22,155

	Total Diversified Financial Services	10,273,184

Insurance - 0.7%
	American International Group Inc.:

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Insurance - 0.7% (continued)
$250,000	Junior Subordinated Debentures, 6.250% due 3/15/37	$131,250
60,000	Medium-Term Notes, Senior Notes, 5.850% due 1/16/18	45,269
160,000	Senior Notes, 8.250% due 8/15/18	136,564
608,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	535,800
411,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (d)	370,427

	Total Insurance	1,219,310

Real Estate Investment Trusts (REITs) - 0.0%
45,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	45,000

Real Estate Management & Development - 0.1%
	Realogy Corp.:
110,000	Senior Notes, 10.500% due 4/15/14	79,200
163,000	Senior Subordinated Notes, 12.375% due 4/15/15	88,835

	Total Real Estate Management & Development	168,035

	TOTAL FINANCIALS	26,275,387

HEALTH CARE - 1.6%
Health Care Providers & Services - 0.7%
104,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	107,380
	DaVita Inc.:
150,000	Senior Notes, 6.625% due 3/15/13	148,500
5,000	Senior Subordinated Notes, 7.250% due 3/15/15	4,963
	HCA Inc.:
	Senior Notes:
17,000	6.300% due 10/1/12	16,745
97,000	6.250% due 2/15/13	94,332
174,000	5.750% due 3/15/14	162,690
37,000	Senior Secured Notes, 9.625% due 11/15/16 (f)	39,359
100,000	Humana Inc., Senior Notes, 7.200% due 6/15/18	102,141
	Tenet Healthcare Corp.:
70,000	Senior Notes, 9.000% due 5/1/15 (c)	74,375
42,000	Senior Secured Notes, 8.875% due 7/1/19 (c)	45,150
310,000	UnitedHealth Group Inc., Senior Notes, 6.000% due 2/15/18	325,741
	WellPoint Inc., Notes:
20,000	5.875% due 6/15/17	21,144
140,000	7.000% due 2/15/19	158,738

	Total Health Care Providers & Services	1,301,258

Pharmaceuticals - 0.9%
570,000	Abbott Laboratories, Senior Notes, 5.125% due 4/1/19	605,370
380,000	Pfizer Inc., Senior Notes, 6.200% due 3/15/19	433,418
220,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19 (c)	245,868
263,000	Wyeth, Notes, 5.950% due 4/1/37	284,544

	Total Pharmaceuticals	1,569,200

	TOTAL HEALTH CARE	2,870,458

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.2%
	Boeing Co., Senior Notes:
170,000	6.000% due 3/15/19	188,957
80,000	4.875% due 2/15/20	82,141
	L-3 Communications Corp., Senior Subordinated Notes:
14,000	7.625% due 6/15/12	14,213
100,000	6.375% due 10/15/15	99,250

	Total Aerospace & Defense	384,561

Airlines - 0.1%
175,070	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	161,502

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Building Products - 0.0%
$17,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	$17,382

Commercial Services & Supplies - 0.2%
21,000	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13	21,673
353,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	386,970

	Total Commercial Services & Supplies	408,643

Industrial Conglomerates - 0.7%
1,090,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	1,193,140

Machinery - 0.0%
15,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	14,813

Road & Rail - 0.2%
11,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14	11,193
125,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16 (c)	140,937
210,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17 (c)	220,500

	Total Road & Rail	372,630

	TOTAL INDUSTRIALS	2,552,671

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
15,000	Freescale Semiconductor Inc., Senior Subordinated Notes, 10.125% due 12/15/16	10,725

MATERIALS - 1.8%
Chemicals - 0.1%
14,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20 (a)(b)	9,800
220,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	217,250

	Total Chemicals	227,050

Metals & Mining - 1.6%
330,000	Alcoa Inc., Notes, 6.000% due 7/15/13	347,275
140,000	Barrick Gold Corp., Senior Notes, 6.950% due 4/1/19	160,090
460,000	BHP Billiton Finance USA Ltd., Senior Notes, 6.500% due 4/1/19	529,306
138,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	148,556
	Rio Tinto Finance USA Ltd.:
380,000	Notes, 6.500% due 7/15/18	415,091
570,000	Senior Notes, 9.000% due 5/1/19	710,374
	Steel Dynamics Inc., Senior Notes:
25,000	7.375% due 11/1/12	25,219
76,000	6.750% due 4/1/15	72,390
	Teck Resources Ltd., Senior Secured Notes:
15,000	9.750% due 5/15/14	16,912
15,000	10.250% due 5/15/16	17,362
30,000	10.750% due 5/15/19	35,100
308,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	310,649
230,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (c)	230,575

	Total Metals & Mining	3,018,899

Paper & Forest Products - 0.1%
167,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	175,100

	TOTAL MATERIALS	3,421,049

TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.5%
	AT&T Inc., Global Notes:
320,000	5.500% due 2/1/18	336,475
60,000	5.800% due 2/15/19	64,367
490,000	6.550% due 2/15/39	531,846
25,000	Citizens Communications Co., Senior Bonds, 7.125% due 3/15/19	23,625

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Diversified Telecommunication Services - 2.5% (continued)
$391,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	$417,466
167,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	176,185
249,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	263,950
66,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	59,070
190,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14	192,850
989,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	1,026,340
1,179,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,265,715
104,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	113,584
90,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	92,925

	Total Diversified Telecommunication Services	4,564,398

Wireless Telecommunication Services - 0.5%
140,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	144,915
135,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16 (c)	135,337
	Rogers Communications Inc.:
80,000	Senior Notes, 6.800% due 8/15/18	90,325
35,000	Senior Secured Second Priority Notes, 6.250% due 6/15/13	38,222
	Sprint Capital Corp.:
30,000	Global Notes, 6.900% due 5/1/19	26,250
	Senior Notes:
498,000	8.375% due 3/15/12	506,715
1,000	8.750% due 3/15/32	870
50,000	Verizon Wireless Capital LLC, Senior Notes, 8.500% due 11/15/18 (c)	62,397

	Total Wireless Telecommunication Services	1,005,031

	TOTAL TELECOMMUNICATION SERVICES	5,569,429

UTILITIES - 2.5%
Electric Utilities - 0.9%
181,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	199,685
436,000	Exelon Corp., Bonds, 5.625% due 6/15/35	414,112
	FirstEnergy Corp., Notes:
10,000	6.450% due 11/15/11	10,813
522,000	7.375% due 11/15/31	580,928
	Pacific Gas & Electric Co.:
200,000	First Mortgage Bonds, 6.050% due 3/1/34	218,588
180,000	Senior Notes, 8.250% due 10/15/18	226,726

	Total Electric Utilities	1,650,852

Independent Power Producers & Energy Traders - 1.2%
	AES Corp., Senior Notes:
38,000	8.875% due 2/15/11	39,330
12,000	7.750% due 3/1/14	12,120
100,000	7.750% due 10/15/15	101,125
530,000	8.000% due 10/15/17	535,300
670,000	8.000% due 6/1/20	673,350
155,000	Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes, 8.000% due 6/1/16 (c)	158,100
142,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	120,345
	Edison Mission Energy, Senior Notes:
187,000	7.200% due 5/15/19	150,067
41,000	7.625% due 5/15/27	29,110
53,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (f)	34,715
	NRG Energy Inc., Senior Notes:
20,000	7.250% due 2/1/14	19,900
75,000	7.375% due 2/1/16	74,719
45,000	7.375% due 1/15/17	44,662
	TXU Corp., Senior Notes:
159,000	5.550% due 11/15/14	116,132

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
Independent Power Producers & Energy Traders - 1.2% (continued)
$35,000	6.500% due 11/15/24	$17,033
327,000	6.550% due 11/15/34	152,674

	Total Independent Power Producers & Energy Traders	2,278,682

Multi-Utilities - 0.4%
	Dominion Resources Inc., Senior Notes:
415,000	5.700% due 9/17/12	454,133
210,000	8.875% due 1/15/19	265,525

	Total Multi-Utilities	719,658

	TOTAL UTILITIES	4,649,192

	TOTAL CORPORATE BONDS & NOTES (Cost - $65,482,170)	63,536,023

ASSET-BACKED SECURITIES - 3.2%
FINANCIALS - 3.2%
Automobiles - 0.2%
330,000	Hertz Vehicle Financing LLC, 5.290% due 3/25/16 (c)	332,786

Home Equity - 2.8%
880,702	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32	790,381
785,363	Countrywide Asset-Backed Certificates, 0.694% due 3/25/47 (c)(d)	320,453
129,120	Countrywide Home Equity Loan Trust, 0.395% due 11/15/36 (d)(g)	83,867
272,559	EMC Mortgage Loan Trust, 0.694% due 1/25/41 (c)(d)(g)	260,825
254,265	GMAC Mortgage Corp. Loan Trust, 0.454% due 11/25/36 (d)	100,186
244,121	GSRPM Mortgage Loan Trust, 0.644% due 10/25/46 (c)(d)(g)	80,476
82,064	Option One Mortgage Loan Trust, 1.084% due 2/25/33 (d)	55,250
	RAAC Series:
119,940	0.534% due 1/25/46 (c)(d)	67,994
294,245	0.624% due 10/25/46 (c)(d)	161,142
	Renaissance Home Equity Loan Trust:
35,332	0.674% due 6/25/33 (d)	22,791
342,020	0.744% due 12/25/33 (d)	221,357
35,087	SACO I Trust, 0.444% due 4/25/35 (c)(d)	14,000
3,493,805	Structured Asset Securities Corp., 5.270% due 4/25/35	3,026,621

	Total Home Equity	5,205,343

Student Loan - 0.2%
300,000	Nelnet Student Loan Trust, 1.762% due 4/25/24 (d)	313,771

	TOTAL ASSET-BACKED SECURITIES (Cost - $7,300,945)	5,851,900

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.1%
157,719	American Home Mortgage Assets, 0.434% due 9/25/46 (d)	82,327
60,000	Banc of America Commercial Mortgage Inc., 5.620% due 2/10/51	57,946
249,942	Banc of America Funding Corp., 4.778% due 12/20/34 (d)	175,704
372,408	Banc of America Mortgage Securities Inc., 5.207% due 12/25/34 (d)	329,448
1,874,707	Bayview Commercial Asset Trust, 0.514% due 4/25/36 (c)(d)	1,124,824
	Countrywide Alternative Loan Trust:
141,780	5.500% due 10/25/33	142,346
2,030,506	5.500% due 8/25/34	1,884,843
103,530	0.455% due 3/20/46 (d)	51,653
841,087	0.440% due 12/20/46 (d)	427,286
283,791	Deutsche Mortgage Securities Inc., 0.694% due 6/25/34 (d)	205,938
323,280	First Horizon Alternative Mortgage Securities, 0.614% due 2/25/37 (d)	159,204
	Greenpoint Mortgage Funding Trust:
512,515	0.344% due 9/25/46 (d)	470,568
1,036,281	0.324% due 2/25/47 (d)	673,565

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
$694,333	0.374% due 4/25/47 (d)	$496,524
	Harborview Mortgage Loan Trust:
1,110,107	0.445% due 9/19/46 (d)	598,660
860,885	0.465% due 7/19/47 (d)	425,072
	IMPAC Secured Assets Corp.:
52,790	0.514% due 7/25/35 (d)	28,259
279,327	0.444% due 5/25/36 (d)	79,127
920,729	Indymac Index Mortgage Loan Trust, 5.639% due 8/25/37 (d)	509,676
893,994	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420% due 1/15/49	785,271
	LB-UBS Commercial Mortgage Trust:
1,500,000	4.739% due 7/15/30	1,478,525
600,000	4.954% due 9/15/30	593,983
1,004,320	Lehman XS Trust, 0.374% due 6/25/37 (d)	640,233
	MASTR Adjustable Rate Mortgage Trust:
1,098,693	3.871% due 7/25/34 (d)	941,889
366,454	4.802% due 2/25/35 (d)	260,255
151,516	MASTR Alternative Loans Trust, PAC, 0.644% due 11/25/33 (d)	128,807
860,828	Merrill Lynch Mortgage Investors Inc., 4.479% due 2/25/35 (d)	756,202
	Merrill Lynch Mortgage Trust:
414,780	5.233% due 11/12/37 (d)	417,057
1,043,863	5.656% due 5/12/39 (d)	1,014,483
304,780	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51 (d)	250,246
632,321	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	412,026
506,764	RBSGC Mortgage Pass-Through Certificates, 0.694% due 1/25/37 (d)	251,605
500,000	Residential Accredit Loans Inc., 0.449% due 9/25/46 (d)	134,148
348,172	Residential Asset Mortgage Products Inc., 8.000% due 5/25/32	314,719
138,551	Residential Asset Securitization Trust, PAC, 0.644% due 5/25/34 (d)	115,941
5,690	Structured Adjustable Rate Mortgage Loan Trust, 3.842% due 7/25/34 (d)	5,172
122,446	Structured Asset Securities Corp., 0.594% due 3/25/35 (c)(d)	90,526
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
542,238	5.499% due 9/25/36 (d)	419,343
222,443	0.564% due 8/25/45 (d)	160,574
1,182,230	1.821% due 9/25/46 (d)	573,596
59,594	1.651% due 6/25/47 (d)	34,399
956,254	Wells Fargo Mortgage Backed Securities Trust, 4.514% due 4/25/35 (d)	944,183

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $24,161,481)	18,646,153

COLLATERALIZED SENIOR LOAN - 0.2%
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
441,000	First Data Corp., Term Loan B2, 3.036% due 10/15/14 (d) (Cost - $427,477)	379,230

MORTGAGE-BACKED SECURITIES - 29.1%
FHLMC - 5.7%
	Federal Home Loan Mortgage Corp. (FHLMC):
605,594	5.277% due 1/1/36 (d)(h)	631,182
167,847	5.698% due 2/1/37 (d)(h)	177,209
362,739	6.405% due 2/1/37 (d)(h)	385,184
385,669	5.885% due 5/1/37 (d)(h)	408,551
469,930	5.908% due 5/1/37 (d)(h)	499,298
	Gold:
6,240,925	5.500% due 5/1/13-4/1/38 (h)	6,583,327
632,942	6.500% due 9/1/14-1/1/32 (h)	684,408

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
FHLMC - 5.7% (continued)
$989,495	6.000% due 3/1/17 (h)	$1,064,523

	Total FHLMC	10,433,682

FNMA - 19.0%
	Federal National Mortgage Association (FNMA):
7,234	6.500% due 2/1/14-6/1/15 (h)	7,822
8,500,000	5.500% due 11/17/24 (h)(i)	9,035,237
10,645,076	6.000% due 6/1/32-7/1/37 (h)	11,361,897
9,812,934	5.000% due 6/1/35-8/1/38 (h)	10,105,322
1,981,366	5.500% due 11/1/36-6/1/38 (h)	2,089,516
1,578,814	5.821% due 8/1/37 (d)(h)	1,668,956
700,000	6.500% due 11/12/39 (h)(i)	751,516

	Total FNMA	35,020,266

GNMA - 4.4%
	Government National Mortgage Association (GNMA):
5,041	8.500% due 11/15/27	5,800
2,983,458	6.000% due 7/15/29-2/15/37	3,174,975
339,829	6.500% due 9/15/36-10/15/36	362,048
2,400,000	5.000% due 11/19/39 (i)	2,493,143
1,700,000	5.500% due 11/19/39 (i)	1,795,081
200,000	6.500% due 11/19/39 (i)	212,656

	Total GNMA	8,043,703

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $50,826,032)	53,497,651

MUNICIPAL BOND - 0.1%
California - 0.1%
190,000	California State, GO, Build America Bonds, 7.300% due 10/1/39 (Cost - $191,564)	191,769

SOVEREIGN BONDS - 0.2%
Mexico - 0.2%
286,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	311,740

Russia - 0.0%
9,400	Russian Federation, 7.500% due 3/31/30 (c)	10,552

Uruguay - 0.0%
1	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (f)	1

	TOTAL SOVEREIGN BONDS (Cost - $316,162)	322,293

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.8%
U.S. Government Agencies - 4.9%
691,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (c)	751,176
	Federal Home Loan Bank (FHLB):
2,000,000	1.050% due 2/23/10	2,004,958
	Global Bonds:
340,000	1.625% due 7/27/11	344,089
250,000	1.750% due 8/22/12	251,830
345,000	5.500% due 7/15/36	373,278
720,000	Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes, 3.000% due 7/28/14 (h)	737,067
	Federal National Mortgage Association (FNMA):
720,000	Subordinated Debentures, zero coupon bond to yield 6.172% due 10/9/19 (h)	405,324
	Subordinated Notes:

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
U.S. Government Agencies - 4.9% (continued)
$820,000	6.250% due 2/1/11 (h)	$866,715
500,000	5.250% due 8/1/12 (h)	535,093
460,000	4.625% due 5/1/13 (h)	485,968
	Financing Corp. (FICO) Strip:
270,000	Bonds, zero coupon bond to yield 4.650% due 11/2/18	185,618
	Debentures:
80,000	Zero coupon bond to yield 4.448% due 2/8/18	57,479
290,000	Zero coupon bond to yield 4.470% due 5/11/18	205,981
220,000	Zero coupon bond to yield 4.558% due 8/3/18	153,882
130,000	Zero coupon bond to yield 4.558% due 8/3/18	90,930
120,000	Zero coupon bond to yield 4.558% due 8/3/18	83,936
240,000	Zero coupon bond to yield 4.706% due 3/7/19	161,943
40,000	Zero coupon bond to yield 4.727% due 6/6/19	26,639
	Notes:
230,000	Zero coupon bond to yield 4.469% due 4/6/18	164,074
280,000	Zero coupon bond to yield 4.558% due 8/3/18	195,850
20,000	Zero coupon bond to yield 4.848% due 9/26/19	13,088
	Tennessee Valley Authority:
180,000	5.250% due 9/15/39	184,974
733,000	Bonds, 5.980% due 4/1/36	822,650

	Total U.S. Government Agencies	9,102,542

U.S. Government Obligations - 13.9%
	U.S. Treasury Bonds:
290,000	8.750% due 8/15/20	423,038
80,000	3.500% due 2/15/39	70,150
2,440,000	4.250% due 5/15/39	2,446,483
1,570,000	4.500% due 8/15/39	1,640,652
	U.S. Treasury Notes:
480,000	1.375% due 10/15/12	479,663
10,150,000	2.375% due 9/30/14	10,193,574
2,570,000	3.125% due 10/31/16	2,592,881
490,000	4.750% due 8/15/17	544,857
1,130,000	2.750% due 2/15/19	1,074,207
416,000	3.125% due 5/15/19	407,225
2,420,000	3.625% due 8/15/19	2,467,267
	U.S. Treasury Strip Principal (STRIPS):
360,000	zero coupon bond to yield 3.500% due 5/15/18	268,976
5,570,000	zero coupon bond to yield 5.229% due 11/15/24	2,889,449

	Total U.S. Government Obligations	25,498,422

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $34,076,417)	34,600,964

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.0%
	U.S. Treasury Bonds, Inflation Indexed:
70,684	2.000% due 1/15/26	71,468
534,060	2.375% due 1/15/27 (j)	565,937
1,267,208	1.750% due 1/15/28	1,222,658
864,541	2.500% due 1/15/29	932,488
1,194,748	3.875% due 4/15/29	1,543,558
	U.S. Treasury Notes, Inflation Indexed:
332,059	2.000% due 7/15/14	350,659
700,817	1.625% due 1/15/15	725,510

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Face Amount	Security	Value
$83,311	2.625% due 7/15/17	$91,780

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,296,135)	5,504,058

Shares
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Consumer Finance - 0.1%
229	Preferred Blocker Inc., 7.000% (c) (Cost - $47,402)	139,855

Contracts
PURCHASED OPTIONS - 0.0%
23	Eurodollar Futures, Put @ $99.50, Expires 12/14/09	862
24	Eurodollar Mid Curve 1-Year Futures, Put @ $98.00, expires 12/11/09	3,600
15	U.S. Treasury 10-Year Notes Futures, Call @ $120.00, expires 11/20/09	3,516
24	U.S. Treasury 10-Year Notes Futures, Put @ $116.00, expires 11/20/09	4,875
33	U.S. Treasury 10-Year Notes Futures, Put @ $117.00, expires 11/20/09	11,344

	TOTAL PURCHASED OPTIONS (Cost - $77,446)	24,197

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost - $188,203,231)	182,694,093

Face Amount
SHORT-TERM INVESTMENT - 9.3%
Repurchase Agreement - 9.3%
$17,167,000	Morgan Stanley tri-party repurchase agreement dated 10/30/09, 0.050% due 11/2/09; Proceeds at maturity - $17,167,072; (Fully collateralized by U.S. government agency obligations, 1.200% to 3.850% due 6/17/11 to 6/3/15; Market value - $17,737,089) (Cost - $17,167,000)	17,167,000

	TOTAL INVESTMENTS - 108.6% (Cost - $205,370,231#)	199,861,093
	Liabilities in Excess of Other Assets - (8.6)%	(15,760,285)

	TOTAL NET ASSETS - 100.0%	$184,100,808

(a)	The coupon payment on these securities is currently in default as of October 31, 2009.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Investments (unaudited) (continued)	October 31, 2009

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
10	Eurodollar Futures, Call	3/15/10	$99.38	$5,750
17	Eurodollar Futures, Call	3/15/10	99.00	23,269
9	Eurodollar Futures, Call	9/13/10	98.75	10,208
24	Eurodollar Futures, Put	12/11/09	97.63	1,500
23	Eurodollar Futures, Put	12/14/09	99.25	431
7	Eurodollar Futures, Put	3/15/10	98.88	744
10	Eurodollar Futures, Put	3/15/10	98.75	875
20	Eurodollar Futures, Put	3/15/10	99.38	5,500
9	Eurodollar Futures, Put	9/13/10	98.75	8,746
6	U.S. Treasury 5-Year Notes Futures, Put	11/20/09	116.50	3,375
16	U.S. Treasury 5-Year Notes Futures, Put	11/20/09	115.50	3,625
16	U.S. Treasury 10-Year Notes Futures, Call	11/20/09	117.00	24,500
14	U.S. Treasury 10-Year Notes Futures, Put	11/20/09	112.00	219
48	U.S. Treasury 10-Year Notes Futures, Put	11/20/09	114.50	3,750
25	U.S. Treasury 10-Year Notes Futures, Put	11/20/09	118.00	16,016
10	U.S. Treasury Bonds Futures, Put	11/20/09	114.00	1,406

Notional Amount
$ 1,790,000	Interest rate swaption with Barclays Capital Inc., Call	11/12/09	4.09%	78,848
550,000	Interest rate swaption with Barclays Capital Inc., Call	9/2/14	4.70	24,613
1,790,000	Interest rate swaption with Barclays Capital Inc., Put	11/12/09	4.09	636
550,000	Interest rate swaption with Barclays Capital Inc., Put	9/2/14	4.70	23,571
1,820,000	Interest rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	81,466
1,820,000	Interest rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	77,953

	Total Written Options
	(Premiums received — $467,000)			$397,001

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Core Plus Bond Fund (formerly known as Legg Mason Partners Core Plus Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of the business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
Corporate bonds & notes	—	$63,536,023	—	$63,536,023
Asset-backed securities	—	5,851,900	—	5,851,900
Collateralized mortgage obligations	—	18,646,153	—	18,646,153
Collateralized senior loan	—	379,230	—	379,230
Mortgage-backed securities	—	53,497,651	—	53,497,651
Municipal bond	—	191,769	—	191,769
Sovereign bonds	—	322,293	—	322,293

Notes to Schedule of Investments (unaudited) (continued)

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. government & agency obligations	—	$34,600,964	—	$34,600,964
U.S. treasury inflation protected securities	—	5,504,058	—	5,504,058
Preferred stocks	—	139,855	—	139,855
Purchased options	$24,197	—	—	24,197

Total long-term investments	24,197	182,669,896	—	182,694,093
Total short-term investments†	—	17,167,000	—	17,167,000

Total investments	24,197	199,836,896	—	199,861,093

Other financial instruments:
Written options	(109,914)	(287,087)	—	(397,001)
Future contracts	165,168	—	—	165,168
Interest rate swaps‡	—	—	—	—
Credit default swaps on credit indices - sell‡	—	(379,431)	—	(379,431)

Total other financial instruments	55,254	(666,518)	—	(611,264)

Total	$79,451	$199,170,378	—	$199,249,829

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $379,431. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $500,000. If a defined credit event had occurred as of October 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $10,168,918 less the value of the contracts’ related reference obligations.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an

Notes to Schedule of Investments (unaudited) (continued)

unrealized gain or loss. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of October 31, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.281%, the USD-Constant Maturity Swap 10-year (“USD-CMS 10-year”) rate was 3.625% and the USD-Constant Maturity Mortgage (“USD-CMM”) rate was 4.287%.

(f) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities.

Notes to Schedule of Investments (unaudited) (continued)

However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,538,639
Gross unrealized depreciation	(13,047,777)

Net unrealized depreciation	$(5,509,138)

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	120	3/10	$29,680,897	$29,848,500	$167,603
90-Day Eurodollar	18	6/10	4,436,294	4,464,225	27,931
90-Day Eurodollar	9	9/10	2,213,579	2,224,125	10,546
U.S. Treasury 2-Year Notes	46	12/09	9,927,462	10,010,031	82,569
U.S. Treasury 5-Year Notes	32	12/09	3,711,893	3,726,500	14,607

					$303,256

Contracts to Sell:
U.S. Treasury 10-Year Notes	100	12/09	$11,715,175	$11,860,937	$(145,762)
U.S. Treasury 30-Year Bonds	4	12/09	488,299	480,625	7,674

					$(138,088)

Net Unrealized Gain on Open Futures Contracts					$165,168

During the period ended October 31, 2009, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding July 31, 2009	215	$187,764
Options written	8,320,344	513,642
Options closed	(97)	(74,194)
Options exercised	(36)	(34,587)
Options expired	(162)	(125,625)

Written options, outstanding October 31, 2009	8,320,264	$467,000

At October 31, 2009, the Fund held TBA securities with a total cost of $14,200,554.

At October 31, 2009, the Fund held the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Goldman Sachs Group Inc.	$6,300,000	11/2/10	USD-CMS 10-Year	USD-CMM	—	—

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc. (CDX North America Crossover Index)	$5,606,686	6/20/13	3.500% quarterly	$(62,771)	$(167,859)	$105,088
Barclays Capital Inc. (CDX North America Crossover Index)	2,537,600	12/20/12	0.600% quarterly	(70,774)	(98,460)	27,686
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	1,524,632	7/25/45	0.180% monthly	(301,115)	(94,600)	(206,515)
Morgan Stanley & Co. Inc. (Dow Jones CDX Crossover Index)	500,000	6/20/14	5.000% quarterly	55,229	14,628	40,601

Net Unrealized Depreciation on Sales of Credit Default Swaps on Credit Indices						$(33,140)

Notes to Schedule of Investments (unaudited) (continued)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure at October 31, 2009.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$310,930	$(145,762)	$(397,001)	—	$(231,833)
Credit Contracts	—	—	—	$(379,431)	(379,431)

Total	$310,930	$(145,762)	$(397,001)	$(379,431)	$(611,264)

The Fund had average market values of $320,457, $64,539,330 and $9,267,582 in written options, futures contracts (to buy) and futures contracts (to sell), respectively, and average notional balances of $1,575,000 and $10,197,406 in interest rate swap contracts and credit default swap contracts (to sell protection), respectively, during the period ended October 31, 2009.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 23, 2009

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	December 23, 2009